SUBSEQUENT EVENTS	6 Months Ended
Sep. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 18 — SUBSEQUENT EVENTS

On or about August 15, 2025, the Company received notice from the Nasdaq Stock Market LLC (“Nasdaq”) that it was no longer in compliance with the minimum $2,500,000 stockholders’ equity requirement for continued listing, as set forth in Nasdaq Listing Rule 5550(b)(1), based on the stockholders’ equity reported in the Company’s Annual Report on Form 20-F filed with the Securities and Exchange Commission (the “SEC”) on August 11, 2025.

On August 12, 2025, the Company completed a $25 million private placement of the Company’s Class A ordinary shares (the “August 2025 Private Placement”). The Company believes that as a result of the August 2025 Private Placement it regained compliance with Nasdaq Rule 5550(b)(1), as its stockholders’ equity was approximately $6.69 million, on a pro forma basis, after completing the August 2025 Private Placement.

On October 14, 2025, the Company announced it will discontinue the following subsidiaries, effective immediately: (1) Changsha Utime Business Management Co., Ltd., (2) WTO New York Inc., and (3) UT (HK) International Technology Co. Limited. The Company determined that it was in its best interests to cease operations in such entities and classify them as discontinued businesses. As a result, the Company confirms that it has divested those entities from the UTime corporate group, and their future activities, assets and liabilities will no longer be affiliated with or attributable to UTime Limited or any of its consolidated entities.

On October 17, 2025, the Company closed a best-efforts public offering (the “October 2025 Offering”) pursuant to which the Company sold an aggregate of 22,727,275 units (the “October 2025 Units”), with each October 2025 Unit consisting of one Class A ordinary share of the Company, par value $0.001 per share, and one warrant to purchase one Class A Ordinary Share, at a purchase price of $1.10 per October 2025 Unit, for aggregate gross proceeds of approximately $25 million, before deducting placement agent fees, a non-accountable expense allowance and other estimated expenses payable by the Company.

On November 11, 2025, the Company completed a share consolidation of the Company’s Class A ordinary shares, par value $0.001 per share, on a 100:1 basis, such that each authorized 100 Class A ordinary shares of par value $0.001 were consolidated into one Class A ordinary share with a par value of $0.1 each. The share consolidation did not affect the Company’s total authorized share capital. All share and per share information presented in these consolidated financial statements has been retrospectively adjusted to reflect the share consolidation for all periods presented.

On December 12, 2025, the Company accepted the resignation of Mr. Yihuang Chen, the Chief Operating Officer of the Company, effective immediately.

On January 20, 2026, the Company closed a private placement pursuant to a share purchase agreement with certain investors, dated January 14, 2026 (the “January 2026 Purchase Agreement”). Pursuant to the January 2026 Purchase Agreement, the Company issued an aggregate of 4,550,000 Class A ordinary shares, par value $0.1 per share, at a purchase price of $0.20 per share, to the investors for an aggregate purchase price of $910,000, payable in USD or USDT equivalent.

On January 26, 2026, after obtaining shareholder approval, the Company completed a share consolidation of the Company’s Class A ordinary shares, par value $0.1 per share, on a 5:1 basis, such that each authorized five (5) Class A ordinary shares of par value $0.1 were consolidated into one Class A ordinary share with a par value of $0.5 each. The share consolidation did not affect the Company’s total authorized share capital. At the same time, the Company adopted a Third Amended and Restated Memorandum and Articles of Association, pursuant to which the Company’s authorized Class A ordinary shares were increased to 900,000,000 shares.